l Resources (LOGO)

Republic of Turkey
Ministry of Energy and Natural Resources
General Directory of Mining Affairs

(LOGO)

№ 15241

Licences /certificates of General and Detailed Exploration are not valid, without General Directorate's visa, for that period.

– 2 Temmuz 2012

BEYOĞLU
YİRMİSEKİZİNCİ NOTERLİĞİ
Hüsrev Gerede Cd.No: 126/1 Teşvikiye
Tel: 236 16 09 - 261 34 96 - İST.

SOĞUK DAMGA VARDIR

: ADANA
: FEKE
: BAHÇECİK
MBER : 201200847
UP : IV. GROUP
:JUNE 11, 2012
:JUNE 11, 2019
IBER : 3288521
TARES : 475.08 HECTARES
GE : 1 year Pre-Exploration+2 years General Exp.+4 years Detailed Exp.
DER : Aslanay Mining Trade and Ind. Limited Co.
:
& NUMBER : Mecidiyeköy Tax Office 890521431
: Emirhan Cad. Naki Cendere Ap. N:88/4 Beşiktaş / Istanbul / Turkey

Sections of large map: M35A2, L35D3

Rank No.	Y	X	Sec. No.	Rank No.	Y	X
1	738216	4211471	2	1	740882	4213593
2	738250	4211560	2	2	741210	4214090
3	738383	4211524	2	3	741274	4213921
4	738289	4211428	2	4	741284	4213591
5	739130	4210933	2	5	740884	4213591
6	738846	4210501	3	1	741318	4212416
7	739000	4210501	3	2	741500	4206000
8	739000	4210000	3	3	741000	4206000
9	737099	4210000	3	4	741000	4210500
10	738190	4211486	3	5	740491	4210500



N
Bahçecik

Scale:1/25000

On behalf of Minister of Energy and Natural Resources
Ahmet ALSAÇ
President of the Department
(signature)

June 18,2012 Mining Technician: Mehmet Yalçın (signature)

June 18,2012 Department Supervisor: M. Bülent Özçelik (signature)

- On this licence: Public institutions and organizations are referring to the raw material, there may be a permissions granted on behalf of and permissions, I made information about the work they can do.

Licence Stage	Valid From	Valid Thru	Approval
General Exploration	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 1. Year	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 2. Year	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 3. Year	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 4. Year	……./……/201…	……./……/201…	……./……/201…

№ 15241

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI

T.C. ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI
MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ
IV. Grup ARAMA RUHSATI

Genel Arama ve Detay Arama Dönemleri Genel Müdürlükçe vize edilmemiş ruhsatlar/sertifikalar bu dönemler için geçersizdir.

İLİ : ADANA
İLÇESİ : FEKE
KÖYÜ : BAHÇECİK
RUHSAT NUMARASI : 201200847
RUHSAT GRUBU : IV. GRUP
YÜRÜRLÜĞE GİRİŞ TARİHİ : 11.06.2012
RUHSATIN BİTİM TARİHİ : 11.06.2019
ERİŞİM NUMARASI : 3288521
RUHSAT ALANI : 475.08 Hektar
RUHSAT SAFHASI : Ön Arama Dönemi(1yıl)+Genel Arama Dönemi(2yıl)+Detay Arama Dönemi(4yıl)
RUHSAT SAHİBİ : ASLANAY MAD. SAN. VE TİC. LTD. ŞTİ.
T.C. KİMLİK NO :
VERGİ DAİRE VE NO : Mecidiyeköy V.D. 890521431
ADRES : EMIRHAN CD. NAKI CANDERE APT. NO:88/4 BEŞİKTAŞ / İSTANBUL

PAFTALAR : m35a2,l35d3

P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X
1	1	738216	4211471	2	1	740882	4213593								
1	2	738250	4211560	2	2	741210	4214090								
1	3	738383	4211524	2	3	741274	4213921								
1	4	738289	4211428	2	4	741284	4213591								
1	5	739130	4210933	2	5	740884	4213591								
1	6	738846	4210501	3	1	741318	4212416								
1	7	739000	4210501	3	2	741500	4206000								
1	8	739000	4210000	3	3	741000	4206000								
1	9	737099	4210000	3	4	741000	4210500								
1	10	738190	4211486	3	5	740491	4210500								



N
Bahçecik
1
2
3
4
5
6
7
8
9
10
Ölçek : 1/25000
Çıktı MapInfo Yazılımı ile üretilmiştir

ENERJİ VE TABİİ KAYNAKLAR BAKANI a.
Ahmet ALSAÇ
Daire Başkanı

MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ 1963

18/06/ 2012 Mad.Tek : Mehmet YALÇIN

18.6./ 2012 B.Srm : M.Bülent ÖZÇELİK

- Bu ruhsat alanı üzerinde: Kamu Kurum ve Kuruluşları adına verilmiş veya verilecek hammadde izinleri olabileceği ve bu izinlere istinaden çalışma yapabilecekleri konusunda bilgi edindim.

Ruhsat Safhası:	Başlangıç Tarihi:	Bitiş Tarihi:	Onay:
Genel Arama	...../...../201..	...../...../201..	
Detay Arama 1. Yıl	...../...../201..	...../...../201..	
Detay Arama 2. Yıl	...../...../201..	...../...../201..	
Detay Arama 3. Yıl	...../...../201..	...../...../201..	
Detay Arama 4. Yıl	...../...../201..	...../...../201..	

TASDİK ŞERHİ
(5 Ekim 1961 Tarihli Lahey Sözleşmesi)

APOSTILLE
(Convention de La Haye du 5 Octobre 1961)

1- Ülke TÜRKİYE - LA TURQUIE
İşbu resmi belge
2- Özge ŞAHİN tarafından imzalanmıştır.
3- İmzalayanın sıfatı 2. Derece İmza Yetkilisi'dır
4- Beyoğlu 28.Noterliği
'nin mühür/damgasını taşımaktadır.

TASDİK

5- Şişli Kaymakamlığı 'da
6- 04.07.2012 günü
7- Yazı İşleri Müdürü Nejat AKGÜN tarafından
8- No 1873 ile tasdik edilmiştir.
9- Mühür/Damga 10 - İmza
....